UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard

Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation

Current Report on Form 8-K

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 9, 2013, Regis Corporation (the “Company”) filed a proxy statement (the “Proxy Statement”) for its 2013 annual meeting of shareholders to be held on October 22, 2013 (the “Annual Meeting”).  The Proxy Statement included a proposal to approve an amendment to the Regis Corporation 2004 Long Term Incentive Plan (the “Plan”) to extend its term by ten years through May 26, 2024.  The Company was not, and is not, requesting an increase in the number of shares available under the Plan and, other than extending the term, the Plan as proposed to be amended was identical to the version of the Plan approved by shareholders at the Company’s 2010 annual meeting of shareholders.

Subsequent to filing the Proxy Statement, Institutional Shareholder Services Inc. (“ISS”) published a proxy analysis and vote recommendation for the Annual Meeting. The proposal to approve the amendment of the Plan (Item 3) received an unfavorable recommendation from ISS because the potential shareholder value transfer resulting from awards under the Plan, as determined by ISS using its proprietary model, exceeded ISS’s company-specific allowable cap by less than 0.2%.  ISS also raised concerns about an excise tax gross-up provision that has been part of the Plan since its original adoption and approval by shareholders.

Effective as of October 11, 2013, in response to the ISS recommendation, the Board of Directors of the Company approved an amendment and restatement of the Plan, subject to shareholder approval at the Annual Meeting.  In addition to extending the term of the Plan as previously proposed, the amended and restated Plan:

•                  Limits the number of shares that can be granted as “full value awards” (i.e., awards other than stock options and stock appreciation rights).  No more than 3,465,701 shares, representing 75% of the shares remaining available for issuance under the Plan at June 30, 2013, may be issued as future full value awards.

•                  No longer includes share counting rules that ISS classifies as “liberal share recycling.”  Accordingly, shares tendered or withheld in payment of the purchase price of a stock option, shares tendered or withheld to satisfy a tax withholding obligation, shares repurchased with proceeds received by the Company from exercise of a stock option and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right may not be used again under the Plan.

•                  Provides that the Plan’s provision regarding excise tax gross-up payments will not apply to participants first receiving awards under the Plan after the date the amended and restated Plan is approved by shareholders at the upcoming annual meeting.

The summary of the Plan in the Proxy Statement, as supplemented by the further amendments to the Plan described above, set forth the material terms of the Plan.  The full text of the Plan, as amended and restated, is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT
NUMBER
10.1	Amended and Restated 2004 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 11, 2013	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary